UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SOLID BIOSCIENCES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! SOLID BIOSCIENCES INC. 2021 Annual Meeting Vote by June 15, 2021 11:59 PM ET SOLID BIOSCIENCES INC. C/O PROXY SERVICES 1 P.O. BOX 9142 FARMINGDALE, NY 11735 148,294 322,224 OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in SOLID BIOSCIENCES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2021. Get informed before you vote View the Notice & of Proxy oxy Statement, Form Annual 10Report,1234567890123456789012345678901234567890, -K online OR you can receive a free paper or email copy of the 123456789012345678 material(s) by requesting 9012345678901234567890, prior to June 02, 2021. If you would 1234567890123456789012345678901234567890, like to request a copy of the material(s) for this12345678901234567890123456789012345 and/or future stockholder meetings, you may (1) 67890 visit www online .ProxyVote OR you .com, can receive (2) call a 1—free 800paper -579-1639 copy or of (3) voting send material(s) an email to by sendmaterial@proxyvote equesting prior to <matcutoff> .com. If . sending If youwou an email, d ke please to include request your a copy control of the number voting (indicated material(s), below) you may in the (1) subject visit www line. .Unless ProxyVote requested, .com, (2) you call will 1 -not 800 otherwise -579-1639 receive or (3) a send paper an or email email to sendmaterial@proxyvote copy. .com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote Virtually at the Meeting* Point your camera here and June 16, 2021 vote without entering a 8:00 AM EDT control number Virtually at: www.virtualshareholdermeeting.com/SLDB2021 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING	
THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items	Board Recommends
1. Election of Class III Directors **Nominees:** 01) Martin Freed 03) Georgia Keresty 02) Ilan Ganot 04) Ian Smith	For
2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3. The approval of a first amendment to the Solid Biosciences Inc. 2020 Equity Incentive Plan to reserve 7,000,000 additional shares of common stock for issuance under the Plan.	For
4. The approval of the Solid Biosciences Inc. 2021 Employee Stock Purchase Plan.	For

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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FLASHID-JOB#